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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2005

IAC/InterActiveCorp
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)
152 West 57th Street, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code:
 (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On June 7, 2005, IAC/InterActiveCorp ("IAC" or the "Registrant") entered into a transaction agreement, by and among General Electric Company, National Broadcasting Company Holding, Inc., NBC Universal, Inc. ("NBCU"), USANi Sub LLC, a wholly owned subsidiary of the Registrant, New-U Studios Holding, Inc., a wholly-owned subsidiary of the Registrant, Vivendi Universal, S.A. and Universal Studios Holding III Corp. (the "Transaction Agreement").

        Pursuant to the terms of the Transaction Agreement, IAC sold its common and preferred interests in Vivendi Universal Entertainment LLLP ("VUE"), a joint venture that owns certain entertainment assets, to NBCU for approximately $3.4 billion in aggregate consideration, consisting of the following:

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  approximately $1.9 billion in cash;

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  43,181,308 shares of IAC common stock formerly held by NBCU;

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  13,430,000 shares of IAC Class B common stock formerly held by NBCU; and

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  $115 million of television advertising time that NBCU will provide through its television media outlets over a three-year period commencing October 1, 2005.

        In connection with the transaction, the parties released one another from potential claims relating to IAC's investment in VUE, and IAC and Vivendi agreed to permanently dismiss tax litigation previously pending in the Delaware courts. The transaction, which the parties simultaneously signed and closed, represents a complete exit by IAC from the VUE joint venture created in 2002 in connection with the disposition by IAC of its entertainment assets.

ITEM 2.01    COMPLETION OF ACQUISITON OR DISPOSITION OF ASSETS

        The disclosure regarding the sale by the Registrant of its common and preferred interests in VUE set forth under the caption "Item 1.01—Entry Into a Material Definitive Agreement" is incorporated herein by reference in its entirety.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(b)
Pro Forma Financial Information

        Reference in made to the disclosure regarding the sale by the Registrant of its common and preferred interests in VUE set forth above under the captions "Item 1.01—Entry Into a Material Definitive Agreement" and "Item 1.02—Completion of Acquisition or Disposition of Assets."

        The related unaudited pro forma financial information required by Article 11 of Regulation S-X, which appears in Exhibit 99.1 to this Current Report on Form 8-K, is being furnished by the Registrant pursuant to Item 9.01(b)(1).

(c)
Exhibits

99.1
Unaudited Pro Forma Condensed Consolidated Financial Statements of IAC/InterActiveCorp and Subsidiaries

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IAC/INTERACTIVECORP
By:	/s/ GREGORY R. BLATT Name: Gregory R. Blatt Title: Executive Vice President and General Counsel

Date: June 13, 2005

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  ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
  ITEM 2.01 COMPLETION OF ACQUISITON OR DISPOSITION OF ASSETS
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES